Subsequent Events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

Note 26. Subsequent Events.

Subsequent to the reporting date, on April 2, 2026, the Company entered into a Securities Purchase Agreement (the "SPA") with Lind Global Asset Management XV LLC (the "Investor"), pursuant to which the Company agreed to issue (i) a Senior Secured Convertible Promissory Note (the "Note") with a principal amount of US$11,500,000, reflecting a 15% original issue discount, for gross proceeds of US$10,000,000 (before transaction costs), and (ii) a Class A Common Share Purchase Warrant (the "Warrant") to purchase up to 850,340 Class A Common Shares at an exercise price of US$7.82 per share. The transaction was completed on April 6, 2026.

The Note matures on October 6, 2027, bears no interest except upon an Event of Default (at which point interest accrues at 10% per annum), and is initially convertible into Class A Common Shares at a conversion price of US$9.00 per share, subject to adjustment. The Note is a senior secured obligation of the Company, secured by substantially all assets of the Company and certain of its subsidiaries, excluding assets subject to regulatory restrictions. Certain subsidiaries of the Company entered into a guaranty jointly and severally guaranteeing all of the Company's obligations under the transaction documents.

The Company has the option to satisfy each monthly repayment obligation in Class A Common Shares at a repayment price equal to 92.5% of the average of the two lowest daily volume-weighted average prices during the 10 trading days prior to the applicable conversion date, in cash at a 5% premium to the repayment amount, or a combination thereof. The issuance of Class A Common Shares as repayment is subject to such shares being freely resaleable by Lind under Rule 144 without restriction or pursuant to an effective registration statement at the time of each repayment. The Company intends to satisfy its monthly repayment obligations primarily through the issuance of Class A Common Shares, subject to market conditions and the satisfaction of the foregoing conditions at the time of each repayment.

The Company is required to file a resale registration statement with the SEC within 45 days of closing, the failure of which constitutes an Event of Default under the Note. The Company intends to file the resale registration statement within the required timeframe. The Company is further required to cause such registration statement to be declared effective within 120 days of closing, and will use its best efforts to meet this deadline. If the registration statement is not declared effective within 120 days of closing, the Company will be subject to registration delay payments of 1.0% of the outstanding principal amount per month, up to a maximum of 5.0% of the principal amount (equivalent to a maximum of US$575,000). The Company does not expect any such delay payments, if triggered, to have a material effect on its cash flows.
The Warrant is exercisable for cash at US$7.82 per share for a period of 60 months from the date of issuance, subject to adjustment.

The net proceeds from this financing are intended to be used for general corporate purposes, including the continued expansion of the Company's OwlPay global payment infrastructure, the pursuit of additional regulatory licenses, and working capital requirements. Management has considered the proceeds from this financing in its assessment of the Company's ability to continue as a going concern. See Note 2(c) for further details.